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                     SALOMON BROTHERS INVESTMENT SERIES INC
                   SALOMON BROTHERS INTERNATIONAL EQUITY FUND
                     SALOMON BROTHERS LARGE CAP GROWTH FUND
                                 (THE 'FUNDS')

                       SUPPLEMENT DATED APRIL 4, 2001 TO
                        PROSPECTUS DATED APRIL 28, 2000

On or about April 4, 2001, Citibank, N.A., the Large Cap Growth and International Equity Funds' subadviser expects to transfer its asset management business, including investment management to its newly formed affiliate, Citi Fund Management Inc. The Large Cap Growth and International Equity Funds anticipate that the current Citibank personnel will continue to subadvise their respective portfolios through Citi Fund Management. Citi Fund Management is located at 100 First Stamford Place, Stamford, Connecticut. Citi Fund Management and Citibank are subsidiaries of Citigroup Inc.